Exhibit
99.1
EARNINGS
RELEASE
USCB Financial Holdings,
Inc. Reports
Third Quarter
2026
Fully Diluted EPS of $0.51,
ROAA of
1.27%,
and
ROAE of 16.03%
MIAMI,
FL – October
22, 2026
– USCB Financial
Holdings,
Inc. (the
“Company”) (NASDAQ:
USCB)
,
the holding
company
for
U.S.
Century
Bank
(the
“Bank”)
,
reported
net
income
of
$9.5
million
or
$0.51
per
fully
diluted
share
for
the
three
months
ended
September
30, 2026,
compared
with net income
of $8.9
million or $0.45 per fully diluted
share for
the same
period in 2025.
“Third quarter
net income
of $9.5 million
was the highest
quarterly net
income since
our initial public
offering in
2021, and
net income
of $28.0 million
for the first nine
months
of 2026 has already
surpassed full
-year net income
for every
year
since our IPO," said Luis de
la Aguilera, Chairman,
President and
CEO.
"We
delivered
a return on average equity of 16.03%
and a return on average
assets of 1.27%.
Compared
with the third
quarter
of 2025,
net interest
income
grew 14.2%,
loans grew
9.0%, and
our net interest
margin
expanded
23
basis points
to 3.37%.
We
remain
focused
on disciplined growth
and
building long-term
value
for our shareholders."
Unless
otherwise stated,
all percentage
comparisons
in the
bullet points
below are
calculated
at or for
the quarter
ended September
30,
2026
compared
to at
or for the
quarter
ended
September
30, 2025
and
annualized
where appropriate
.
Profitability
•
Annualized
return on
average
assets
for the
quarter
s
ended
September
30, 2026
and
2025
was 1.27%
.
•
Annualized
return on
average
stockholders’
equity for the
quarter ended
September
30, 2026 was
16.03%
compared
to 15.74% for
the third quarter
of 2025.
•
The efficiency
ratio for
the quarter
ended
September
30, 2026
was 54.62%
compared
to 52.28%
for the
third quarter
of
2025.
•
Net interest
margin for
the quarter
ended
September
30, 2026
was 3.37%
compared
to 3.14
%
for the
third quarter
of 2025.
•
Net interest
income
before
provision
for credit
losses was
$24.3 million
for
the quarter
ended
September
30,
2026, an
increase of
$3.0 million
or 14.2% compared
to $21.3
million for the same
period in 2025.
Balance
Sheet
•
Total
assets
were
$3.0
billion
at
September 30,
2026,
representing
an
increase
of
$243.5 million
or
8.8%
from
$2.8
billion
at
September
30, 2025
.
•
Total
loans
held for investment
were $2.3
billion at
September 30,
2026,
representing
an increase
of $191.1
million or
9.0% from
$2.1 billion
at
September
30, 2025.
•
Total
deposits
were
$2.4 billion
at
September
30,
2026,
representing
a
decrease
of
$9.3 million
or
0.4%
from
$2.5
billion
at
September
30, 2025.
•
Total stockholders’
equity was $229.4 million at
September 30, 2026, representing
an increase of $20.3 million or 9.7%
from $209.1
million
at
September
30,
2025.
Total
stockholders’
equity
included
accumulated
other comprehensive
loss
of
$43.3
million
at
September
30, 2026
compared
to accumulated
other comprehensive
loss of $37.8
million at September
30, 2025.
Asset Quality
•
The
allowance
for credit
losses
(“ACL”)
increased
by $2.1
million
to $27.0
million at
September 30,
2026
from
$25.0
million at
September
30, 2025.
•
The ACL
represented
1.16% of
total
loans at
September
30, 2026
and
1.17% of
total
loans
at
September
30, 2025.

•
The provision
for credit
losses was
$53 thousand
for the quarter
ended September
30, 2026, a
decrease of
$52 thousand
compared
to $105
thousand
for the
same
period in 2025.
•
The
ratio of
non-performing
loans to
total
loans was
0.33%
for
the quarter
ended
September 30,
2026
and
0.06% for
the
quarter
ended
September 30,
2025.
Non-performing
loans totaled
$7.7 million
at
September
30,
2026
and
$1.3 million
at
September
30,
2025.
Non-interest
Income
and Non-interest
Expense
•
Non-interest income was $2.7 million for the three months
ended September
30, 2026,
a decrease
of
$1.0 million
or 27.5% compared
to $3.7
million for the
same
period in 2025.
•
Non-interest
expense
was
$14.7 million
for
the
three
months
ended
September
30,
2026,
an
increase
of
$1.7
million
or
12.9%
compared
to $13.0
million for the three
months
ended
September
30, 2025.
Capital
•
On October
19, 2026, the
Company’s
Board of Directors
declared a quarterly
cash dividend
of $0.
125 per share
of the Company’s
Class
A
common
stock.
The
dividend
will
be
paid
on
December
4,
2026
to
shareholders
of
record
at
the
close
of
business
on
November
16, 202
6.
•
As of
September 30,
2026,
total
risk-based
capital
ratios
for
the Company
and
the Bank
were 14.07%
and
13.93%, respectively,
well in excess
of the
well-capitalized
minimum
threshold
regulatory requirements
.
•
Tangible
book value
per common
share (non-GAAP financial measure)
was $12.42 at September
30, 2026, representing an increase
of $0.87 or 7.6% from $11.55
at September 30, 2025
.
At September 30, 2026, tangible book
value per common
share was negatively
affected
by ($2.35)
per share
due to
an
accumulated
other comprehensive
loss of
$43.3
million primarily
due
to
changes
in
the
market
value
of the
Company’s
available
for sale securities.
At September
30, 2025,
tangible
book
value
per common
share was
negatively
affected
by ($2.09)
per share
due to
an
accumulated
other comprehensive
loss of $37.8
million.
Conference
Call and Webcast
The Company
will
host a conference
call on Friday,
October 23,
2026
,
at 11:00
a.m. Eastern Time
to discuss the
Company’s
unaudited
financial results
for the
quarter
ended
September 30,
2026
.
To
access
the conference
call, dial
(833)
816-1416
(U.S. toll-free)
and ask
to join the
USCB Financial
Holdings Call
.
Additionally,
interested
parties
can
listen
to
a live
webcast
of
the
call in
the
“Investor
Relations”
section
of
the
Company’s
website
at
www.uscentury.com
.
An archived
version of
the webcast
will
be available
in the same
location
shortly after
the live call has
ended.
About USCB
Financial
Holdings, Inc.
USCB Financial
Holdings,
Inc. is the
bank
holding company
for U.S. Century Bank.
Established
in 2002, U.S.
Century
Bank is one
of
the
largest community
banks
headquartered
in Miami,
and
one
of the
largest
community
banks
in the
State
of
Florida. U.S.
Century
Bank is
rated 5-Stars by
BauerFinancial,
the nation’s
leading independent
bank
rating firm. U.S.
Century Bank
offers customers
a wide
range
of financial
products
and
services
and
supports
numerous
community
organizations,
including
the
Greater
Miami
Chamber
o
f
Commerce,
the South Florida
Hispanic
Chamber
of Commerce,
and ChamberSouth.
For more information
about us or to find a banking
center near
you, please
call (305) 715
-5200
or visit www.uscentury.com.
Forward-Looking
Statements
This earnings release may
contain statements
that are not historical in
nature and
are intended to be, and are
hereby identified as, forward-
looking
statements
for purposes
of
the
safe
harbor
provided
by
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended.
Forward-looking
statements
are those that
are not historical
facts. The
words
“may,”
“will,” “anticipate,”
“could,” “should,”
“would,”
“believe,”
“contemplate,”
“expect,” “aim,”
“plan,” “estimate,”
“seek,”
“continue,” and
“intend,”
the negative
of these
terms, as
well as
other similar words and
expressions of the future, are intended to identify forward
-looking statements. These forward
-looking statements
include, but
are not limited
to, statements
related to our
projected
growth,
anticipated
future financial
performance,
and management’s
long-term
performance
goals, as well as statements
relating to the
anticipated
effects
on our results of operations and
financial condition
from expected
or potential developments
or events, or
business and growth strategies,
including
anticipated
internal growth and potential
future
additional
balance
sheet restructuring.
These forward
-looking statements
involve significant risks
and uncertainties
that could cause
our actual results to differ materially
from
those anticipated
in such statements.
Potential
risks and uncertainties
include, but
are not
limited to:

•
the strength
of the
United States
economy
in general and
the strength
of the
local economies
in which we conduct
operations;
•
our ability
to successfully
manage
interest rate
risk, credit risk, liquidity risk,
and
other risks inherent
to our industry;
•
the accuracy
of our financial statement
estimates and
assumptions, including the
estimates
used for our
allowance
for credit losses;
•
the efficiency
and
effectiveness
of our
internal control
procedures
and
processes;
•
our ability to comply
with the extensive laws and
regulations to which we are subject,
including the laws for each
jurisdiction where
we operate;
•
adverse
changes
or conditions
in capital
and
financial
markets,
including actual
or potential
stresses in the banking
industry;
•
deposit attrition
and
the level of our
uninsured
deposits;
•
legislative
or
regulatory
changes
,
including
the
enactment
of the
One
Big
Beautiful
Bill
and
changes
in
accounting
principles,
policies, practices
or guidelines;
•
the
lack
of
a
significantly
diversified
loan
portfolio
and
our
concentration
in
the
South
Florida
market,
including
the
risks
of
geographic,
depositor,
and
industry
concentrations,
including
our
concentration
in
loans
secured
by
real
estate,
in
particular,
commercial
real estate;
•
the effects
of climate
change;
•
the concentration
of ownership
of our
common
stock;
•
fluctuations
in the price of our
common
stock;
•
our
ability to fund
or access
the capital
markets
at
attractive
rates and
terms and
manage
our growth, both
organic growth as
well
as growth
through other
means,
such as
potential
future
acquisitions;
•
inflation,
interest rate,
unemployment
rate, and
market
and
monetary
fluctuations;
•
the effects
of potential
new or increased
tariffs,
retaliatory
tariffs
and
trade
restrictions;
•
the impact
of international
hostilities and geopolitical
events;
•
increased
competition
and its
effect
on the
pricing of
our
products and
services
as well
as our
interest
rate spread
and net
interest
margin;
•
the loss
of key
employees
;
•
the effectiveness
of our
risk management
strategies, including operational
risks, including,
but not limited
to,
client, employee,
or
third-party
fraud
and
security breaches;
and
•
other risks described
in this earnings
release and
other filings we make
with the Securities and
Exchange
Commission
(“SEC”).
All forward
-looking
statements
are necessarily
only estimates
of future
results,
and
there
can
be no assurance
that
actual
results will
not differ
materially
from
expectations.
Therefore, you
are
cautioned
not to
place undue
reliance on
any
forward
-looking statements.
Further,
any
forward
-looking
statements
included in
this earnings
release
are made
only
as of
the
date
hereof, and
we
undertake
no
obligation
to
update
or revise
any
forward
-looking statement
to reflect events
or circumstances
occurring
after
the date
on which
the
statements
are made
or to reflect the occurrence
of unanticipated
events, unless
required to do
so under
the federal
securities laws. You
should also
review the risk
factors
described in the
reports the
Company
has
filed or will
file
with the
SEC.
Non-GAAP
Financial
Measures
This earnings release includes
financial information
determined by methods
other than in accordance with generally accepted
accounting
principles (“GAAP”).
This financial
information
includes certain operating performance
measures. Management
has included these non-
GAAP
measures
because
it
believes
these
measures
may
provide
useful
supplemental
information
for
evaluating
the
Company’s
operations
and
underlying performance
trends. Further,
management
uses these
measures
in managing
and
evaluating
the Company’s
business
and intends to
refer to
them in
discussions
about
our operations and
performance.
Operating performance
measures
should be
viewed
in
addition
to,
and
not
as
an
alternative
to
or
substitute
for,
measures
determined
in
accordance
with
GAAP,
and
are
not
necessarily
comparable
to
non-GAAP
measures
that
may
be
presented
by
other
companies.
Reconciliations
of
these
non-GAAP
measures
to
the
most
directly
comparable
GAAP
measures
can
be
found
in the
‘Non-GAAP
Reconciliation
Tables’
included
in
the
exhibits to
this earnings release.
All numbers
included in
this press release
are unaudited
unless otherwise noted.
Contacts:
Investor
Relations
InvestorRelations@uscentury.com
Media
Relations
Martha
Guerra-Kattou
MGuerra@uscentury.com

USCB FINANCIAL
HOLDINGS,
INC.
CONSOLIDATED
STATEMENTS
OF INCOME
(UNAUDITED)
(Dollars in
thousands,
except
per share
data)
Three Months Ended September 30, Nine Months Ended September 30,
2026 2025 2026 2025
Interest income:
Loans,
including
fees
$ 35,547 $ 32,866 $ 103,235 $ 95,057
Investment
securities
4,013 3,522 11,282 9,978
Interest-bearing
deposits
in financial
institutions
639 1,332 2,294 2,817
Total
interest
income
40,199 37,720 116,811 107,852
Interest expense:
Interest-bearing
checking
deposits
357 286 978 909
Savings
and
money
market
deposits
8,554 10,343 25,165 29,088
Time
deposits
4,974 5,036 14,302 13,297
FHLB advances 1,213 377 3,229 2,731
Subordinated
notes
801 404 2,402 404
Total
interest
expense
15,899 16,446 46,076 46,429
Net interest
income
before
provision
for
credit losses
24,300 21,274 70,735 61,423
Provision
for
credit losses
53 105 2,121 1,817
Net interest
income
after provision
for
credit losses
24,247 21,169 68,614 59,606
Non-interest
income:
Service fees 1,542 2,661 7,243 7,394
Gain (loss)
on sale
of securities
available-for-sale,
net
- (28) 14 (28)
Gain on sale of loans held
for sale, net
165 128 271 804
Other non-interest income 965 923 2,854 2,600
Total
non-interest
income
2,672 3,684 10,382 10,770
Non-interest
expense:
Salaries
and
employee
benefits
9,295 7,909 26,402 23,499
Occupancy 1,352 1,382 4,037 4,003
Regulatory
assessments
and
fees
392 377 1,273 1,194
Consulting
and
legal fees
663 585 1,807 1,041
Network
and
information
technology
services
802 656 1,886 1,725
Other operating
expense
2,227 2,139 7,003 6,272
Total
non-interest
expense
14,731 13,048 42,408 37,734
Income before income tax expense 12,188 11,805 36,588 32,642
Income tax expense 2,660 2,866 8,631 7,905
Net income $ 9,528 $ 8,939 $ 27,957 $ 24,737
Per share information:
Net income per common share, basic $ 0.52 $ 0.46 $ 1.52 $ 1.25
Net income per common share, diluted $ 0.51 $ 0.45 $ 1.51 $ 1.23
Cash dividends
declared
$ 0.125 $ 0.10 $ 0.375 $ 0.30
Weighted
average
shares outstanding:
Common
shares,
basic
18,467,835 19,524,798 18,343,870 19,866,514
Common
shares,
diluted
18,662,385 19,755,820 18,518,527 20,106,050

USCB FINANCIAL HOLDINGS, INC.
SELECTED
FINANCIAL DATA
(UNAUDITED)
(Dollars
in thousands,
except
per share
data)
As of or
For the
Three Months Ended
9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025
Income statement
data:
Net interest
income
before
provision
for
credit losses
$ 24,300 $ 24,387 $ 22,048 $ 22,207 $ 21,274
Provision
for
credit losses
53 1,267 801 480 105
Net interest
income
after provision
for
credit losses
24,247 23,120 21,247 21,727 21,169
Service fees 1,542 2,601 3,100 2,209 2,661
Gain (loss)
on sale
of securities
available
for
sale,
net
- - 14 (7,498) (28)
Gain on sale of loans held
for sale, net
165 - 106 197 128
Other non-interest income 965 959 930 914 923
Total
non-interest
income
2,672 3,560 4,150 (4,178) 3,684
Salaries
and
employee
benefits
9,295 8,537 8,570 8,668 7,909
Occupancy 1,352 1,369 1,316 1,327 1,382
Regulatory
assessments
and
fees
392 397 484 443 377
Consulting
and
legal fees
663 583 561 900 585
Network
and
information
technology
services
802 524 560 599 656
Other operating
expense
2,227 2,556 2,220 2,338 2,139
Total
non-interest
expense
14,731 13,966 13,711 14,275 13,048
Income before income tax expense 12,188 12,714 11,686 3,274 11,805
Income tax expense 2,660 3,636 2,335 1,911 2,866
Net income $ 9,528 $ 9,078 $ 9,351 $ 1,363 $ 8,939
Per share
information:
Net income per common share, basic $ 0.52 $ 0.49 $ 0.51 $ 0.08 $ 0.46
Net income per common share, diluted $ 0.51 $ 0.49 $ 0.51 $ 0.07 $ 0.45
Cash dividends
declared
$ 0.125 $ 0.125 $ 0.125 $ 0.10 $ 0.10
Balance sheet
data
(at
period-end):
Cash and
cash
equivalents
$ 92,727 $ 118,154 $ 78,963 $ 38,477 $ 56,811
Securities available
-for-sale
$ 342,624 $ 332,859 $ 277,160 $ 307,490 $ 324,179
Securities
held-to-maturity
$ 133,101 $ 136,127 $ 149,931 $ 153,941 $ 156,365
Total
securities
$ 475,725 $ 468,986 $ 427,091 $ 461,431 $ 480,544
Loans held for investment
(1)
$ 2,322,094 $ 2,322,385 $ 2,241,051 $ 2,189,257 $ 2,130,966
Allowance
for
credit losses
$ (27,018) $ (26,701) $ (26,102) $ (25,500) $ (24,964)
Total
assets
$ 3,011,481 $ 3,019,701 $ 2,845,735 $ 2,791,540 $ 2,767,945
Non-interest
-bearing
demand
deposits
$ 601,792 $ 618,062 $ 620,714 $ 583,860 $ 584,240
Interest-bearing
deposits
$ 1,844,523 $ 1,834,209 $ 1,872,866 $ 1,761,220 $ 1,871,374
Total
deposits
$ 2,446,315 $ 2,452,271 $ 2,493,580 $ 2,345,080 $ 2,455,614
FHLB advances $ 232,000 $ 240,900 $ 53,000 $ 158,250 $ 11,000
Subordinated
notes
$ 39,414 $ 39,376 $ 39,338 $ 39,300 $ 39,262
Total
liabilities
$ 2,782,119 $ 2,786,463 $ 2,622,489 $ 2,574,357 $ 2,558,850
Total
stockholders'
equity
$ 229,362 $ 233,238 $ 223,246 $ 217,183 $ 209,095
Capital
ratios:
(2)
Leverage
ratio
8.88% 8.81% 8.61% 8.46% 8.47%
Common
equity
tier 1
capital
11.23% 11.01% 11.09% 10.92% 11.17%
Tier 1
risk-based
capital
11.23% 11.01% 11.09% 10.92% 11.17%
Total
risk-based
capital
14.07% 13.88% 14.09% 13.91% 14.20%
(1)
Loan amounts include deferred fees/costs.
(2)
Reflects the
Company's
regulatory
capital ratios.
The Bank's
total risk
-based
capital ratio
at September
30,
2026
was 13.93%.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE
BALANCES, RATIOS, AND OTHER
DATA
(UNAUDITED)
(Dollars
in thousands)
As of or
For the
Three Months Ended
9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025
Average
balance sheet
data:
Cash and
cash
equivalents
$ 81,521 $ 87,949 $ 112,107 $ 82,338 $ 139,389
Securities available
-for-sale
$ 334,203 $ 314,581 $ 295,065 $ 332,356 $ 299,892
Securities
held-to-maturity
$ 134,917 $ 140,533 $ 152,144 $ 155,269 $ 157,702
Total
securities
$ 469,120 $ 455,114 $ 447,209 $ 487,625 $ 457,594
Loans held for investment
(1)
$ 2,309,091 $ 2,258,965 $ 2,177,734 $ 2,130,898 $ 2,099,043
Total
assets
$ 2,965,481 $ 2,900,725 $ 2,834,717 $ 2,799,863 $ 2,798,115
Interest-bearing
deposits
$ 1,900,985 $ 1,856,763 $ 1,842,283 $ 1,857,218 $ 1,887,545
Non-interest
-bearing
demand
deposits
$ 610,271 $ 632,198 $ 584,784 $ 595,969 $ 569,522
Total
deposits
$ 2,511,256 $ 2,488,961 $ 2,427,067 $ 2,453,187 $ 2,457,067
FHLB advances $ 121,110 $ 100,685 $ 110,045 $ 51,462 $ 40,065
Subordinated
notes
$ 39,389 $ 39,351 $ 39,313 $ 39,287 $ 26,029
Total
liabilities
$ 2,729,596 $ 2,671,792 $ 2,612,491 $ 2,587,470 $ 2,572,799
Total
stockholders'
equity
$ 235,885 $ 228,933 $ 222,226 $ 212,393 $ 225,316
Performance ratios:
Return on
average assets
(2)
1.27% 1.26% 1.34%
0.19%
1.27%
Return on
average equity
(2)
16.03% 15.90% 17.07% 2.55% 15.74%
Net interest
margin
(2)
3.37% 3.49% 3.27% 3.27% 3.14%
Non-interest
income
to average
assets
(2)
0.36% 0.49% 0.59% (0.59)% 0.52%
Non-interest
expense
to average
assets
(2)
1.97% 1.93% 1.96% 2.02% 1.85%
Efficiency ratio
(3)
54.62% 49.97% 52.34% 79.18% 52.28%
Loans by type
(at
period end):
(4)
Residential
real estate
$ 347,565 $ 356,747 $ 346,917 $ 307,692 $ 316,557
Commercial
real estate
$ 1,349,240 $ 1,314,367 $ 1,259,642 $ 1,244,835 $ 1,226,121
Commercial
and
industrial
$ 298,362 $ 300,265 $ 291,333 $ 295,548 $ 269,430
Correspondent
banks
$ 128,168 $ 137,912 $ 128,722 $ 127,968 $ 104,598
Consumer
and
other
$ 193,688 $ 207,404 $ 207,794 $ 207,215 $ 207,939
Asset quality
data:
Allowance
for
credit losses
to total
loans
1.16% 1.15% 1.16% 1.16% 1.17%
Allowance
for
credit losses
to non
-performing
loans
351% 1243% 717% 813% 1906%
Total
non-performing
loans
(5)
$ 7,689 $ 2,148 $ 3,640 $ 3,138 $ 1,310
Non-performing
loans
to total
loans
0.33% 0.09% 0.16% 0.14% 0.06%
Non-performing
assets
to total
assets
(5)
0.26% 0.07% 0.13% 0.11% 0.05%
Net charge-offs
(recoveries
of)
to average
loans
(2)
0.00% 0.05% (0.00)% (0.00)% (0.00)%
Net charge-offs
(recoveries)
of credit
losses
$ 23 $ 288 $ (4) $ (11) $ (4)
Interest rates
and yields:
(2)
Loans held for investment
6.11% 6.20% 6.11% 6.16% 6.21%
Investment
securities
3.34% 3.35% 3.05% 3.01% 3.03%
Total
interest
-earning
assets
5.57% 5.67% 5.49% 5.54% 5.56%
Deposits
(6)
2.19% 2.16% 2.20% 2.28% 2.53%
FHLB advances 3.97% 3.89% 3.83% 3.91% 3.73%
Subordinated
notes
8.07% 8.15% 8.26% 8.09% 6.16%
Total
interest
-bearing
liabilities
3.06% 3.05% 3.05% 3.14% 3.34%
Other information:
Full-time
equivalent
employees
222 216 211 204 206
(1)
Loan amounts include deferred fees/costs.
(2)
Annualized.
(3)
Efficiency
ratio is
defined
as total
non-interest
expense
divided
by the
sum
of net
interest
income
and
total non
-interest
income.
(4)
Loan amounts exclude deferred fees/costs.
(5)
The amounts for
total non-performing
loans and
total non-performing
assets are the
same at the dates
presented
since there was
no other real
estate owned (OREO)
recorded at any of the dates
presented.
(6)
Reflects effect
of non
-interest
-bearing
deposits.

USCB FINANCIAL HOLDINGS, INC.
NET INTEREST
MARGIN (UNAUDITED)
(Dollars
in thousands)
Three Months Ended September 30,
2026 2025
Average
Balance Interest Yield/Rate
(1)
Average
Balance Interest Yield/Rate
(1)
Assets
Interest-earning
assets:
Loans held for investment
(2)
$ 2,309,091 $ 35,547 6.11% $ 2,099,043 $ 32,866 6.21%
Investment
securities
(3)
476,825 4,013 3.34% 461,303 3,522 3.03%
Other interest-earning
assets
75,399 639 3.36% 130,740 1,332 4.04%
Total
interest
-earning
assets
2,861,315 40,199 5.57% 2,691,086 37,720 5.56%
Non-interest
-earning
assets
104,166 107,029
Total
assets
$ 2,965,481 $ 2,798,115
Liabilities and stockholders'
equity
Interest-bearing
liabilities:
Interest-bearing
checking
deposits
$ 68,264 357 2.07% $ 47,338 286 2.40%
Savings
and
money
market
deposits
1,286,075 8,554 2.64% 1,319,862 10,343 3.11%
Time
deposits
546,646 4,974 3.61% 520,345 5,036 3.84%
Total
interest
-bearing
deposits
1,900,985 13,885 2.90% 1,887,545 15,665 3.29%
FHLB advances 121,110 1,213 3.97% 40,065 377 3.73%
Subordinated
notes
39,389 801 8.07% 26,029 404 6.16%
Total
interest
-bearing
liabilities
2,061,484 15,899 3.06% 1,953,639 16,446 3.34%
Non-interest
-bearing
demand
deposits
610,271 569,522
Other non-interest
-bearing
liabilities
57,841 49,638
Total
liabilities
2,729,596 2,572,799
Stockholders'
equity
235,885 225,316
Total
liabilities and
stockholders'
equity
$ 2,965,481 $ 2,798,115
Net interest income $ 24,300 $ 21,274
Net interest
spread
(4)
2.51% 2.22%
Net interest
margin
(5)
3.37% 3.14%
(1)
Annualized.
(2)
Average
loan balances
include
non-accrual
loans.
Interest
income
on loans
includes
accretion
of deferred
loan fees,
net of
deferred
loan costs.
(3)
At fair value
except
for
securities
held-to-maturity.
This
amount
includes
FHLB stock.
(4)
Net interest
spread
is the
average yield
earned
on total
interest
-earning
assets
minus
the average
rate paid
on total
interest
-bearing
liabilities.
(5)
Net interest
margin is
the ratio
of net
interest
income
to total
interest
-earning
assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP
FINANCIAL MEASURES (UNAUDITED)
(Dollars
in thousands)
As of or
For the
Three Months Ended
9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 9,528 $ 9,078 $ 9,351 $ 1,363 $ 8,939
Plus: Income
tax expense
2,660 3,636 2,335 1,911 2,866
Plus: Provision
for
credit losses
53 1,267 801 480 105
PTPP income $ 12,241 $ 13,981 $ 12,487 $ 3,754 $ 11,910
PTPP return
on average
assets:
(1)
PTPP income $ 12,241 $ 13,981 $ 12,487 $ 3,754 $ 11,910
Average
assets
$ 2,965,481 $ 2,900,725 $ 2,834,717 $ 2,799,863 $ 2,798,115
PTPP return
on average
assets
(2)
1.64% 1.93% 1.79% 0.53% 1.69%
Operating
net income:
(1)
Net income $ 9,528 $ 9,078 $ 9,351 $ 1,363 $ 8,939
Less:
Net gain (loss)
on sale
of securities
- - 14 (7,498) (28)
Less:
Tax
effect
on sale
of securities
- - (4) 1,900 7
Plus: Tax
(benefit)
liability expense
from
prior
periods
- - (619)
(3)
1,096
(4)
-
Operating net
income
$ 9,528 $ 9,078 $ 8,722 $ 8,057 $ 8,960
Operating
return on
average
assets:
(1)
Operating net
income
$ 9,528 $ 9,078 $ 8,722 $ 8,057 $ 8,960
Average
assets
$ 2,965,481 $ 2,900,725 $ 2,834,717 $ 2,799,863 $ 2,798,115
Operating net
income
return
on average
assets
(2)
1.27% 1.26% 1.25% 1.14% 1.27%
Operating return on average equity:
(1)
Operating net
income
$ 9,528 $ 9,078 $ 8,722 $ 8,057 $ 8,960
Average
equity
$ 235,885 $ 228,933 $ 222,226 $ 212,393 $ 225,316
Operating net
income
return
on average
equity
(2)
16.03% 15.90% 15.92% 15.05% 15.78%
Operating revenue:
(1)
Net interest income
$ 24,300
$ 24,387
$ 22,048
$ 22,207
$ 21,274
Non-interest income
2,672 3,560 4,150
(4,178)
3,684
Less:
Net gain (loss)
on sale
of securities
- - 14 (7,498) (28)
Operating revenue
$ 26,972 $ 27,947 $ 26,184 $ 25,527 $ 24,986
Operating efficiency ratio:
(1)
Total
non-interest
expense
$ 14,731
$ 13,966
$ 13,711
$ 14,275
$ 13,048
Operating revenue
$ 26,972 $ 27,947 $ 26,184 $ 25,527 $ 24,986
Operating efficiency
ratio
54.62% 49.97% 52.36% 55.92% 52.22%
(1)
The Company
believes
these
non-GAAP
financial
measurements
are key
indicators
of the
ongoing earnings
power
of the
Company.
(2)
Annualized.
(3)
The Company recognized
a $619
thousand income
tax benefit
in the
first quarter
of 2026 due to
an adjustment to the defer
red tax
asset
calculation
from
2025.
(4) State tax liability expenses
for 2024 and
for the first three
quarters of 2025
were recognized
during
the fourth quarter
of 2025. The state
tax expense
is related
to
taxes
due
on interest
income
on loans
whose
collateral is
located
outside
of the
State of
Florida.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP
FINANCIAL MEASURES (UNAUDITED)
(Dollars
in thousands,
except
per share
data)
As of or
For the
Three Months Ended
9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025
Tangible
book value
per common share
(at
period-end):
(1)
Total
stockholders'
equity
$ 229,362 $ 233,238 $ 223,246 $ 217,183 $ 209,095
Less:
Intangible
assets
- - - - -
Tangible
stockholders'
equity
(3)
$ 229,362 $ 233,238 $ 223,246 $ 217,183 $ 209,095
Total
shares issued and outstanding
(at
period-end):
Total
common
shares
issued
and
outstanding
18,465,077 18,459,470 18,257,400 18,137,885 18,107,385
Tangible
book
value
per common
share
(2)
$ 12.42 $ 12.64 $ 12.23 $ 11.97 $ 11.55
Operating
diluted net income
per common share:
(1)
Operating net
income
$ 9,528 $ 9,078 $ 8,722 $ 8,057 $ 8,960
Total
weighted average
diluted
shares
of common
stock
18,662,385 18,509,572 18,454,006 18,348,725 19,755,820
Operating diluted
net income
per common
share:
$ 0.51 $ 0.49 $ 0.47 $ 0.44 $ 0.45
Tangible
Common Equity/Tangible
Assets
(1)
Tangible
stockholders'
equity
(3)
$ 229,362 $ 233,238 $ 223,246 $ 217,183 $ 209,095
Tangible
total assets
(3)
$ 3,011,481 $ 3,019,701 $ 2,845,735 $ 2,791,540 $ 2,767,945
Tangible
Common
Equity/Tangible
Assets
7.62% 7.72% 7.84% 7.78% 7.55%
(1)
The Company
believes
these
non-GAAP
financial
measurements
are key
indicators
of the
ongoing earnings
power
of the
Company.
(2)
Excludes
the dilutive
effect,
if any,
of shares
of common
stock
issuable
upon
exercise
of outstanding
stock
options.
(3) Since the Company has no
intangible
assets, tangible
stockholders’
equity and
tangible total
assets
are the same
amounts as stockholders’
equity
and
total assets,
respectively,
as calculated
under
GAAP.